                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A NIXON, MALLARY L. REZNIK and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG SUNAMERICA LIFE ASSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                              FILE NO.
--------------------------------------------------------------------------------
Variable Separate Account                    002-86837 / 811-03859
                                             033-47473 / 811-03859
                                             333-25473 / 811-03859
                                             333-55740 / 811-03859
                                             333-58234 / 811-03859
                                             333-102906 / 811-03859
                                             333-58314 / 811-03859
                                             333-66114 / 811-03859
                                             333-91860 / 811-03859
                                             333-65118 / 811-03859
                                             333-134869 / 811-03859
                                             333-137895 / 811-03859
                                             333-137887 / 811-03859
                                             333-137873 / 811-03859
                                             333-137892 / 811-03859
                                             333-137867 / 811-03859
                                             333-140762 / 811-03859
--------------------------------------------------------------------------------
Variable Annuity Account One                 033-32569 / 811-04296
--------------------------------------------------------------------------------
Variable Annuity Account Two                 033-81472 / 811-08626
--------------------------------------------------------------------------------
Variable Annuity Account Four                033-86642 / 811-08874
--------------------------------------------------------------------------------
Variable Annuity Account Five                333-08859 / 811-07727
                                             333-67685 / 811-07727
                                             333-66106 / 811-07727
                                             333-64338 / 811-7727
                                             333-92396 / 811-07727
                                             333-134870 / 811-07727
                                             333-137860 / 811-07727
                                             333-137864 / 811-07727
                                             333-137866 / 811-07727
                                             333-137827 / 811-07727
--------------------------------------------------------------------------------
Variable Annuity Account Seven               333-63511 / 811-09003
                                             333-65965 / 811-09003
                                             333-137862 / 811-09003
                                             333-137882 / 811-09003
--------------------------------------------------------------------------------
Variable Annuity Account Nine                333-90328 / 811-21096
                                             333-90324 / 811-21096
                                             333-88414 / 811-21096
                                             333-89468 / 811-21096
--------------------------------------------------------------------------------

/s/ JAY S. WINTROB                     Chief Executive Officer &              April 25, 2007
----------------------------                   Director
JAY S. WINTROB                         (Principal Executive Officer)

/s/ MICHAEL J. AKERS                           Director                       April 25, 2007
----------------------------
MICHAEL J. AKERS

/s/ N. SCOTT GILLIS                        Senior Vice President,             April 25, 2007
-----------------------------         Chief Financial Officer & Director
N. SCOTT GILLIS                        (Principal Financial Officer)

/s/ JANA W. GREER                              Director                       April 25, 2007
----------------------------
JANA W. GREER

                                POWER OF ATTORNEY


/s/ CHRISTOPHER J. SWIFT                       Director                       April 25, 2007
----------------------------
CHRISTOPHER J. SWIFT

/s/ STEWART R. POLAKOV                  Senior Vice President &               April 25, 2007
-----------------------------                Controller
STEWART R. POLAKOV                   (Principal Accounting Officer)


                                  Page 2 of 2